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                                                                    Exhibit 10.5

                              _______________, 2000


Unity Emerging Technology Venture One Ltd.
245 Fifth Avenue, Suite 1600
New York, New York  10016

Gentlemen:

      This letter, when signed by you where indicated below, will confirm our agreement whereby Unity Venture Capital Associates Ltd. ("Capital") shall furnish Unity Emerging Technology Venture One Ltd. ("Unity") with secretarial and other administrative services, together with approximately 500 square feet of office space situated at 245 Fifth Avenue, New York, New York 10016, Suite 1600. In exchange therefor, Unity shall pay Capital the sum of $5,000 per month. Either party hereto may cancel this agreement upon 30 days' prior written notice to such effect.

                                    Very truly yours,

                                    UNITY VENTURE CAPITAL ASSOCIATES LTD.


                                    By:______________________________
                                          Lawrence Burstein, President

Agreed to and Accepted by:

UNITY EMERGING TECHNOLOGY
    VENTURE ONE LTD.


By:_________________________
     Norman Leben, Secretary